SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 7, 2007

FRANKLIN ELECTRIC CO., INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

INDIANA	0-362	35-0827455

(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

400 EAST SPRING STREET BLUFFTON, INDIANA	46714

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(260) 824-2900

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

No Change

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

R. Scott Trumbull, Chairman, Chief Executive Officer and President, and Thomas J. Strupp, Chief Financial Officer, of Franklin Electric Co., Inc. (the “Company”) presented at the KeyBanc Capital Markets Industrial, Automotive & Transportation Conference in Boston, Massachusetts on June 7, 2007. A copy of the presentation slides are attached hereto as Exhibit 99.1 and will be available on the Company’s web site, www.fele.com, under the “Corporate News” page, for 30 days after the presentation.

In accordance with Instruction B.2. of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statement and Exhibits

(d)	Exhibits.

99.1	Presentation slides at the KeyBanc Capital Markets Industrial, Automotive & Transportation Conference on June 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: June 12, 2007	By /s/ Thomas J Strupp
Thomas J Strupp,
Vice President, Chief Financial
Officer and Secretary (Principal
Financial and Accounting Officer)